                                                                   EXHIBIT 10.16

                             SUBSCRIPTION AGREEMENT


Virtual Mortgage Network, Inc.
Board of Directors
4590 MacArthur Blvd., Suite #175
Newport Beach, CA 92660

Dear Members of the Board,

     The undersigned hereby subscribes to purchase shares of Preferred stock, $0.001 par value per share (the "Preferred Stock"), of Virtual Mortgage
Network, Inc., a Nevada corporation (the "Company"), in accordance with the following paragraphs This subscription may be rejected by the Company in its sole discretion. Any questions regarding this document or your investment should be directed to your broker or Ms. Sandra Sawyer at 4590 MacArthur Blvd., Suite #175, Newport Beach, CA 92660 (telephone 714-252-0700).

I.   Purchase. Subject to the terms and conditions hereof, the undersigned
     --------
     hereby irrevocably agrees to purchase that quantity of Preferred Stock set forth on the signature page hereto. The purchase price for such Preferred Stock is $1.00 per share and the undersigned tenders herewith the purchase price by means of a check (cashiers, certified, or personal), money order, or wire transfer payable to: "Bank of America, Account
     No. 710063033"

     BANK OF AMERICA, AS MINISTERIAL CUSTODIAN FOR THIS OFFERING, DOES NOT ENDORSE, RECOMMEND, OR GUARANTEE THIS OFFERING, AND HAS MADE NO INVESTIGATION CONCERNING THE ISSUER OR THE OFFERING.


II.  Representations and Warranties. The undersigned hereby makes the following
     ------------------------------
     representations and warranties to the Company, and the undersigned agrees to indemnify, hold harmless, and pay all judgments of the claims against the Company and its officers and directors for any liability or injury, including, but not limited to, that arising under federal or state securities laws, incurred as a result of any misrepresentation herein or any warranties made by the undersigned.

     (A) The undersigned is the sole and true party in interest and is not purchasing for the benefit of any other person;

     (B) The undersigned has carefully read and analyzed, is familiar with and has retained copies of this Subscription Agreement and other related documents, copies of which were delivered to the undersigned. The undersigned understands that all books, records, and documents of the company relating to this investment have been and remain available for inspection by the undersigned upon reasonable notice. The undersigned confirms that all documents requested by the undersigned have been made available, and that the undersigned has been supplied with all of the additional information concerning this investment that has been requested. The

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           undersigned confirms that he has had the opportunity to obtain such independent legal and tax advice and financial planning services as the undersigned has deemed appropriate prior to making a decision to subscribe for the Preferred Stock. In making a decision to purchase the Preferred Stock, the undersigned has relied exclusively upon information provided by the Company in writing or found in the books, records, or documents of the Company;

      (C) The undersigned has such knowledge and experience in financial and business manners that the undersigned is capable of an evaluation of the merits and risks of this investment;

      (D) The undersigned is aware that an investment in the Company is highly speculative and subject to substantial risks. The undersigned is capable of bearing the high degree of economic risk and burdens of this venture, including, but not limited to, the possibility of a complete loss, the lack of a public market, and limited transferability of the Preferred Stock, which may make the liquidation of this investment impossible for the indefinite future. The undersigned's overall commitment to investments that are not readily marketable is not disproportionate to his or her net worth, and his or her acquisition of the Preferred Stock will not cause such overall commitment to become excessive. The undersigned has adequate net worth and means of providing for his or her current needs and personal contingencies and can sustain a complete loss of his or her investment in the Preferred Stock;

      (E) The offer to sell the Preferred Stock was directly communicated to the undersigned by such a manner that the undersigned was able to ask questions of and receive answers from the Company or a person acting on its behalf concerning the terms and conditions of this transaction. At no time was the undersigned presented with or solicited by or through any leaflet, public promotional meeting, television advertisement, or any other form of general advertising otherwise than in connection and concurrently with such communicated offer;

      (F) The undersigned, if a corporation, partnership, trust, or other entity, is authorized and duly empowered to purchase and hold the Preferred Stock, has its principal place of business at the address set forth on the signature page and has not been formed for the specific purpose of acquiring the Preferred Stock;

      (G) The Preferred Stock is being acquired solely for the undersigned's own account, for investment, and are not being purchased with a view to resale, distribution, subdivision, or fractionalization thereof;

      (H) The undersigned understands that the Preferred Stock has not been registered under the Securities Act of 1933, as amended (the
           "Act"), or any state securities laws, in reliance upon exemptions from regulation for non-public offerings. The undersigned understands that the Preferred Stock or any interest therein may not be, and agrees that the Preferred Stock or any interest therein will not be, resold or otherwise disposed of by the undersigned unless the Preferred Stock is subsequently registered under the Act and under appropriate state securities laws or unless the Company receives an opinion of counsel satisfactory to it that an exemption from registration is available;

      (I) The undersigned has been informed of and understands the following:

           (1) There are substantial restrictions on the transferability of the Preferred Stock;

           (2) No federal or state agency has made any finding or determination as to the fairness for public investment, nor any recommendation nor endorsement, of the Preferred Stock;

      (J) None of the following information has ever been represented, guaranteed, or warranted to the undersigned, expressly or by implication by any broker, the Company, or agent or employee or the foregoing, or by any other person:

           (1) The approximate or exact length of time that the undersigned will be required to remain as a shareholder in the Company;

           (2) The percentage of profit and/or amount of type of consideration, profit, or loss to be realized, if any, as a result of an investment in the Company;

           (3) That the past performance or experience of the management or associates, agents, affiliates, or employees or any other person will in any way indicate or predict economic results in connection with the operation of the Company or the return on the investment;

      (K) The undersigned has not distributed any information relating to this investment to anyone, and no other person except the undersigned has used this information;

      (L) The undersigned hereby agrees to indemnify the management of the Company and holds the Company harmless from and against any and all liability, damage, cost, or expense incurred on account of or arising out of:

           (1) Any inaccuracy in the declarations, representations, and warranties hereinabove set forth;

           (2) The disposition of any Preferred Stock of the undersigned, contrary to the foregoing declarations, representations, and warranties;

           (3)  Any action, suit, or proceeding based upon:

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                   (a)   the claim that said declarations, representations, or
                         warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or its management; or

                   (b) the disposition of any of the Preferred Stock or any part thereof.

       III.   Transferability. The undersigned agrees not to transfer or assign
              ---------------
              the obligations or duties contained in this Subscription Agreement or any of the undersigned's interest herein.

        IV.   Regulation D. Notwithstanding anything herein to the contrary,
              ------------
              every person or entity who, in addition to or in lieu of the undersigned, is deemed to be a "purchaser" pursuant to Regulation D promulgated under the Securities Act of 1933, as amended, or any state law, does hereby make and join in making all of the covenants, representations, and warranties made by the undersigned.

         V.   Understandings of the Purchaser. The undersigned acknowledges,
              -------------------------------
              understands, and agrees that:

              (A) The Company reserves the right to reject all or any part of this subscription in its sole discretion;

              (B) The undersigned will be promptly notified by the Company whether this subscription has been accepted, either in whole or in part, and if not accepted in whole, agrees to accept the return of a proportionate part of the funds tendered to the Company as a refund or a return, and in either case without interest or deduction;

              (C) The Preferred Stock shall not be deemed issued to or owned by the undersigned until the Company shall issue in the name of the undersigned a certificate evidencing ownership of the Preferred Stock.

        VI.   State Securities Laws. The offering and sale of the Preferred
              ---------------------
              Stock is intended to be exempt from registration under the securities laws of certain states.

       VII.   Acceptance. Execution and delivery of this Subscription Agreement
              ----------
              and tender of the payment in accordance with Paragraph 1 above shall constitute an irrevocable offer to purchase the Preferred Stock indicated, which offer may be accepted or rejected by the Company in its sole discretion for any cause or for no cause. Acceptance of this offer by the Company shall be indicated by the execution hereof by management.

      VIII.   Binding Agreement. The undersigned agrees that the undersigned
              -----------------
              may not cancel, terminate, or revoke this Subscription Agreement or any agreement of the undersigned made hereunder, and that this Subscription Agreement shall survive

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          the death or disability of the undersigned and shall be binding upon the heirs, successors, assigns, executors, administrators, guardians, conservators, or personal representatives of the undersigned.

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

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth on the signature page.

       The undersigned desires to take title in the Series A Convertible Preferred Stock as follows (check one):

                 (a)   Individual (one signature required on Page 5);
           -----
                 (b)   Husband and Wife as community property (one signature
           ----- required on Page 5 if interest held in one name (i.e., managing spouse); two signatures required on Page 5 if interest held in both names);

                 (c)   Joint Tenants with right of survivorship (both parties
           -----       must sign on Page 5);

                 (d)   Tenants in common (both parties mast sign on Page 5);
           -----
                 (e)   Trust (Trustee(s) must sign on Page 6);
           -----
             X   (f)   Partnership (general partner(s) must sign on Page 7);
           -----
                 (g)   Corporation (authorized officer must sign on Page 8).
           -----
       The exact spelling of name(s) under which title to the Preferred Stock shall be taken is (please print):

                        /s/ AMERICAN GROWTH FUND I LP
                       ------------------------------------------------------

                       ------------------------------------------------------

       The exact location (including account number and receiving person, if applicable) for delivery of Preferred Stock:

                        1455 E. Tropicana
                        -----------------------------------------------------
                        Las Vegas, NV 89119
                        -----------------------------------------------------

       IX.  Substitute W-9 Form (Must be submitted by all investors):

            Are you subject to back-up withholding under Section 3406(a)(1)(c)
            of the Internal Revenue Code?     ( ) Yes            (X) No

/s/ DONNA SNYDER                           33-0603312
--------------------------------           ------------------------------------
Signature                                  Social Security or Tax ID Number


---------------------------------          ------------------------------------
Joint Signature, if Applicable             Social Security or Tax ID Number

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X.   For Broker/Dealer Use Only

     Broker/Dealer Firm Name
                             --------------------------------------------------
     Address
            -------------------------------------------------------------------
     City                               State              Zip
         ------------------------------       ------------    -----------------
     Telephone                          Fax
              -------------------------     -----------------------------------
     Registered Representative
                               ------------------------------------------------

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                            SUBSCRIPTION AGREEMENT

                                SIGNATURE PAGE

                           FOR INDIVIDUAL INVESTORS
                           ------------------------


Total Preferred Stock subscribed:__________              $______________


INVESTOR #1                                 INVESTOR #2


--------------------------------------      ------------------------------------
Signature                                   Signature


--------------------------------------      ------------------------------------
Social Security Number                      Social Security Number


--------------------------------------      ------------------------------------
Print or Type Name                          Print or Type Name


Residence Address                           Residence Address
-----------------                           -----------------

--------------------------------------      ------------------------------------

--------------------------------------      ------------------------------------

--------------------------------------      ------------------------------------

--------------------------------------      ------------------------------------

Executed at                         ,        ,this      day of           , 19  .
           -------------------------  -------     ------       ----------  ----

SUBSCRIPTION ACCEPTED:

BY:
   ---------------------------------
   Authorized Representative


DATE:
     -------------------------------

                            SUBSCRIPTION AGREEMENT

                                SIGNATURE PAGE

                              FOR TRUST INVESTORS
                              -------------------


Total Preferred Stock subscribed:__________              $______________




--------------------------------------      ---------------------------------------
Name of Trust (please print or type)        Date Trust was formed


--------------------------------------      ----------------------------------------
Name of Trust (please print or type)        Name of Co-trustee (please print or type)


--------------------------------------      ----------------------------------------
Trustee's Signature                         Co-trustee's Signature


--------------------------------------      ----------------------------------------
Social Security Number                      Social Security Number


Trustee's Address                           Co-trustee's Address

--------------------------------------      ---------------------------------------

--------------------------------------      ---------------------------------------

--------------------------------------      ---------------------------------------

--------------------------------------      ---------------------------------------

Executed at                         ,        ,this      day of           , 19  .
           -------------------------  -------     ------       ----------    --

SUBSCRIPTION ACCEPTED:

BY:
   ---------------------------------
   Authorized Representative


DATE:
     -------------------------------

                            SUBSCRIPTION AGREEMENT

                                SIGNATURE PAGE
                           FOR PARTNERSHIP INVESTORS
                           -------------------------


Total Preferred Stock subscribed: 100,000                  $100,000
                                  -----------               -------

AMERICAN GROWTH FUND I LP                                 33-0603312
---------------------------------------------    ------------------------------
Name of Partnership (please print or type)       Taxpayer Identification Number



By /s/  DONNA SNYDER
  -------------------------------------------
        Signature of General Partner


By
  -------------------------------------------
    Signature of Additional General Partner
    (if required by partnership agreement)


By
  -------------------------------------------
    Signature of Additional General Partner
    (if required by partnership agreement)


Partnership's Address:  1455 E. Tropicana #100
                        -----------------------------
                        Las Vegas, NV 89119
                        -----------------------------

                        -----------------------------

                        -----------------------------

Executed at Las Vegas,      , this 15th day of March, 1996.
            --------- ------       ----        -----    --


SUBSCRIPTION ACCEPTED:

BY: /s/ Lee W. Shorey
    -------------------------
    Authorized Signature

DATE:  3/22/96
      -----------------------

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

                            SUBSCRIPTION AGREEMENT

                                SIGNATURE PAGE
                            FOR CORPORATE INVESTORS
                            -----------------------


Total Preferred Stock subscribed:_________           $___________



------------------------------------------
Name of Corporation (please print or type)


By
   ---------------------------------------
         Signature of Authorized Agent


------------------------------------------
         Title


------------------------------------------
Taxpayer Identification Number



Corporation's Address:
                       ------------------------------

                       ------------------------------

                       ------------------------------

                       ------------------------------

Executed at         ,     , this     day of       , 19  .
           --------- -----      -----      -------    --



SUBSCRIPTION ACCEPTED:


BY:
   ----------------------------
    Authorized Representative


DATE:
     --------------------------


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